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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MAY 10, 2001



                           INSILCO TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                     0-22098                 06-0635844
           --------                     -------                 ----------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued May 10, 2001 as well as the script for a conference call scheduled for May 11, 2001 are attached as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

        EXHIBIT NO.                   DESCRIPTION

           99 (a)     Press release of Insilco Holding Co. issued May 10, 2001.

           99 (b)     Script for a Conference Call scheduled for May 11, 2001.


























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             INSILCO TECHNOLOGIES, INC.
                                     ---------------------------------------
                                     Registrant



Date:     May 11, 2001               By: /s/ MICHAEL R. ELIA
                                        ------------------------------------
                                        Michael R. Elia
                                        Senior Vice President, Chief Financial
                                        Officer, Treasurer and Secretary



























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                                  EXHIBIT INDEX



        EXHIBIT NO.                   DESCRIPTION

           99 (a)     Press release of Insilco Holding Co. issued May 10, 2001.

           99 (b)     Script for a Conference Call scheduled for May 11, 2001.


































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